Delaware Balanced Fund
                         Delaware Devon Fund

          Supplement to Prospectuses dated December 28, 1999

  The following replaces the information under the section entitled "Portfolio managers":

  John B. Jares, Paul A. Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for Delaware Balanced Fund. Francis X. Morris has primary responsibility for making day-to-day investment decisions for Delaware Devon Fund. When making investment decisions for Delaware Devon Fund, Mr. Morris regularly consults with Michael S. Morris.

  John B. Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder. He has been managing the Delaware Balanced Fund since March 2000.

  Paul A. Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at
  Chemical Bank.  Mr. Grillo is a CFA charterholder.   He has
  been managing the fixed-income portion of the Delaware Balanced Fund since April 25, 2000.

  Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed Income Department s investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Delaware Balanced Fund since April 25, 2000.

  Francis X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing the Devon Fund since March 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 17 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Philadelphia Society of Financial Analysts.

  Michael S. Morris, Assistant Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.